Exhibit 99.2

Hyperion DeFi © 2026 1 HYPD Q4 2025 and FY 2025 Earnings Supplement More than just HYPE. NASDAQ: HYPD

Use of Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted Gross Profit, Gross HYPE Holdings, Net Asset Value, Operating Expenses Excluding Stock-Based Compensation, Treasury Gains (Losses), Adjusted Other Income (Expense), and Adjusted EBITDA. These non-GAAP measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable U.S. Generally Accepted Accounting Principles (GAAP) counterparts are included in the Financial Supplement - Non-GAAP Reconciliations section of this presentation with additional detail in the Footnotes. Hyperion DeFi believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Hyperion DeFi. Hyperion DeFi's management uses non-GAAP measures to evaluate our operating performance, formulate business plans, help better assess our overall liquidity position, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. However, these non-GAAP measures have limitations as analytical tools. Other companies may not use these non-GAAP measures or may use similar measures that are defined in a different manner. Therefore, Hyperion DeFi's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise. Additionally, forward-looking non-GAAP financial measures are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments reflected in our reconciliation of historic non-GAAP financial measures, the amounts of which, based on historical experience, could be material.

Figures in $	Q3 2025	Q4 2025
Revenue	302,506	496,229
Adjusted Gross Profit(1)	439,386	820,997
HYPE Digital Assets	37,954,590	16,233,941
Gross HYPE Holdings(4)	77,751,604	47,837,901
Net Asset Value(9)	74,545,583	44,154,737
Selling, General and Administrative Expense	2,594,130	4,530,542
Operating Expenses Excluding Stock-Based Compensation(5)	4,315,016	3,007,135
Net Operating (Income) Expenses	(4,125,685)	39,958,264
Treasury Gains (Losses)(6)	11,868,872	(36,783,228)
Total Other Income (Expense), Net	2,197,391	(288)
Adjusted Other Income (Expense)(7)	(42,240)	48,717
Net Income (Loss)	6,625,582	(39,765,565)
Adjusted EBITDA(8)	7,951,003	(38,920,649)

Forward-Looking Statements

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements, our future activities or other future events or conditions, including the estimated market opportunities for our platform technology, the viability of, and risks associated with, our cryptocurrency treasury strategy, and the growth and revenue potential of the Hyperliquid ecosystem and the growth prospects of Hyperion DeFi, Inc. ("Hyperion DeFi", "Hyperion" or the "Company") (NASDAQ:HYPD). These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission (the "SEC"), including in particular, the risks of our cryptocurrency strategy as detailed in our reports filed with the SEC.

Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Hyperion DeFi does not undertake any obligation to update any forward-looking statements.

Disclaimer

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Hyperion DeFi's own internal estimates and research. While Hyperion DeFi believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Hyperion DeFi's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. You should conduct your own investigation and analysis of Hyperion DeFi, its business, prospects, results of operations and financial condition. In furnishing this information, Hyperion DeFi does not undertake any obligation to provide you with access to any additional information (including forward-looking information and any projections contained herein) or to update or correct the information.

All figures in this presentation are not audited. Throughout this document, totals may not sum due to rounding. Calculations are based on unrounded results.

Hyperion DeFi © 2026

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HYPD Investment Thesis

Unique among digital asset treasuries with **Five Diversified Operating Business Lines**

Anticipated $4M-$6M Adjusted Gross Profit[1] in 2026, ~4x our 2025 FY results

"Triple Dip" HYPE deployment is possible because of management's unique ability to build on the Hyperliquid blockchain.
We earned ~3x base staking income in Q4

Strong earnings leverage with low cost base built for scale; achieved -30% quarter-over-quarter decline in core costs (Operating Expenses Excluding Stock-Based Compensation[5])

Achieved +87% quarter-over-quarter growth in our operating businesses (Adjusted Gross Profit[1]), driven by new DeFi monetization and ecosystem rewards strategies which were just beginning to ramp in Q4 (each at >1,000% q-o-q growth)

Note: Adjusted Gross Profit and Operating Expenses Excluding Stock-Based Compensation are non-GAAP financial measures. See "Footnotes" and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

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Hyperion At A Glance

Growing Hyperliquid Ecosystem Treasury[14]

- 1.93M HYPE
- 1.92M KNTQ
- 1.0M HPL

+

Ramping DeFi Business Lines

+87% Q4 Q-o-Q Adjusted Gross Profit[1]

Guidance of $4M-$6M 2026 Adjusted Gross Profit[1] (~4x 2025)

Unique "Triple-Dip" HYPE Deployment Across 5 Strategies

Achieved ~3x base staking income in Q4

+

Third Party Capabilities

Top 10 Hyperliquid Validator

Institutional Volatility Income Vault

$2.8B[14] Traded Volume on Felix-Partner Markets

Secured On-Chain Lending Pools

We are Building More Every Day

=

hyperion defi

More than just HYPE.

The First Publicly Listed DeFi Company Building on Hyperliquid

NASDAQ: HYPD

Note: Adjusted Gross Profit is non-GAAP financial measure. See "Footnotes" and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

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Hyperion DeFi © 2026 5 Hyperion’s Differentiated Value Proposition vs . “Traditional DAT” $HYPE $HYPE Shareholder Value Tied to HODL + Ecosystem Engagement Income Shareholder Value Tied to HODL Multiple DEFI businesses Multiple DEFI businesses Traditional DAT HYPD Ecosystem Growth Over Time

Hyperion DeFi © 2026 6 Five Diversified Operating Business Lines QoQ Growth Q4'25 Q3'25 (In $ Thousands) >1000% 285 - Ecosystem Rewards >1000% 102 <1 DeFi Monetization 2% 79 78 Yield Enhancement 127% 49 21 Validator Commissions - 10% 305 340 Staking Yield 87% 821 439 Adjusted Gross Profit (1) 197% 1,362 458 Validator Commissions in HYPE (2) 17% 8,713 7,437 Staking Yield in HYPE (2) 35.12 45.76 Effective Average HYPE Price In - Period (3) 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 Q3'25 Q4'25 Adjusted Gross Profit (1) Staking Yield Validator Commissions Yield Enhancement DeFi Monetization Ecosystem Rewards Note: Adjusted Gross Profit is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

Hyperion DeFi © 2026 7 HYPD’s “Triple - Dip” HYPE Deployment is Possible Because of Our Management’s Unique Ability to Build on the Hyperliquid Blockchain DeFi Operating Activity Deal Description HYPD DeFi Partner Ecosystem Rewards DeFi Monetization Yield Enhancement Validator Commissions Staking Yield Hyperion x Kinetiq Validator Kinetiq HYPE Asset Use Service (HAUS) Silhouette HAUS / HIP - 3 Markets Felix USDH Aligned Stablecoin Native Markets kmHYPE / HIP - 3 Markets Kinetiq Markets Institutional Vaults Rysk On - Chain Secured Lending HyperLend 1 1 1 1 1 1 1 3 3 3 3 3 3 3 2 2 2 2 2 2 2 represent cumulative deployment of the same HYPE tokens into multiple strategies in each row 1 2 3

Hyperion DeFi © 2026 8 Anticipated $4M - $6M Adjusted Gross Profit in 2026, ~4x our 2025 FY results 2026 Guidance vs. 2025 Actual FY'26 Guidance FY'25 A Q4'25 A Q3'25 A Q2'25 A Q1'25 A (in $ millions) ~ 4x $4M - $6M $1.28M $0.82M $0.44M $0.00M $0.01M Adjusted Gross Profit (1) Q4’25 vs. Q3’25 QoQ Adjusted Gross Profit (1) Growth (Actual): +87% Note: Adjusted Gross Profit is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

Hyperion DeFi © 2026 9 HYPD Treasury Over Time Note: Gross HYPE Holdings is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric. HYPD Net Basis (14) March 23, 2026 (14) December 31, 2025 September 30, 2025 1.93 M 1.93 M 1.88 M 1.72 M Gross HYPE Tokens (2) $37.9 $38.2 $25.4 $45.2 HYPE Token Price $73.4 M $73.9 M $47.8 M $77.8 M Gross HYPE Holdings (4) $9.2 M $6.5 M $8.2 M Cash, Cash Equivalents, and USDH

Hyperion DeFi © 2026 10 About Hyperliquid Note: All metrics in this “About Hyperliquid” Section are as of January 31, 2026, unless otherwise indicated

Hyperion DeFi © 2026 11 Hyperliquid In The News

Hyperion DeFi © 2026 12 [ Why Hyperliquid (HYPE)? Top 1 revenue and Top 10 market cap cryptocurrency Source: CoinMarketCap Source: Artemis As of January 31, 2026 As of January 31, 2026 Top Fees (24h) [ NAME 1 Bitcoin BTC 2 Ethereum ETH 3 BNB BNB 4 XRP XRP 5 Solana SOL 6 TRON TRX 7 Dogecoin DOGE 8 Cardano ADA 9 Bitcoin Cash BCH 10 Hyperliquid HYPE Market Cap: Top 10 Cryptocurrencies (excluding stablecoins) MARKET CAP $1,547,805,619,029 $288,731,033,588 $104,749,399,382 $96,904,830,011 $57,639,798,402 $26,961,884,722 $17,075,603,907 $10,288,871,687 $9,669,311,810 $7,629,886,600

Hyperliquid's Unique Token Design

Hyperliquid generates an annualized revenue of >$1B+*. ~99% of this revenue goes back to daily buybacks of HYPE into the Assistance Fund, a powerful mechanism relative to its circulating market cap.

TOKEN	FIXED SUPPLY	STAKING YIELD	MARKET CAP**	BUYBACKS
Bitcoin	✓	✗	$1,547,805,619,029	✗
Ethereum	✗	✓	$288,731,033,588	✗
Solana	✗	✓	$57,639,798,402	✗
→ Hyperliquid	✓	✓	$7,629,886,600	✓ (see diagram)


Assistance Fund HYPE
~40M
Assistance HYPE $
~1.2B

Source: Hypurrscan as of January 31, 2026

* Based upon annualized fees in the last week of January 2026 per Defi Llama
** As of January 31, 2026; Source: CoinMarketCap

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Hyperliquid's (HYPE) Trading Platform Is Experiencing Rapid Adoption And Growth

Hyperliquid Cryptocurrency Market Cap Ranking	Hyperliquid Market Cap	Hyperliquid Marketplace Users	Hyperliquid Maximum Token Supply	Hyperliquid Circulating Token Supply
#10	**~$7.6 Billion**	**~1 Million**	**~960 Million** ***(~40 Million Burned)***	**~258 Million**
Source: CoinMarketCap *(Excluding Stablecoins)*	Source: CoinMarketCap	Source: Hyperliquid Stats	Source: CoinMarketCap; Hypurrscan	Source: CoinMarketCap

Hyperliquid Cryptocurrency Daily Revenue Ranking	Daily Trading Volume on Hyperliquid Has Exceeded	Cumulative Fees Generated on Hyperliquid	Cumulative Trading Volume on Hyperliquid
#1	**>$16 Billion**	**>$1 Billion**	**~$4 Trillion**
Source: Artemis	Source: Defi Llama	Source: Defi Llama	Source: Defi Llama

As of January 31, 2026

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Hyperliquid's Parabolic Growth

Hyperliquid has become the leading platform for on-chain derivatives, seen through its rapidly growing fees and crypto perpetuals ("perp") trading volume expansion since its Token Genesis Event in November 2024.

Hyperliquid (HYPE)

CUMULATIVE PERP VOLUME
~$4 Trillion

CUMULATIVE HYPERLIQUID FEES
>$1 Billion

Key Metrics

Total Value Locked	$4.5b
App Fees (24h)	$5.1m
Crypto Spot Volume (24h)	$672m
Perps Volume (24h)	$15.3b
Open Interest	$8.1b
$HYPE Price	$29.54
$HYPE Market Cap	$8.92b
$HYPE Fully Diluted Value	$28.4b


Fees
Perp Volume
$1.2b
$1b
$800m
$600m
$400m
$200m
$0
$6t
$5t
$4t
$3t
$2t
$1t
$0
Jul
2024
Jul
2025
Jul
2026

Source: Defi Llama
As of January 31, 2026

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Hyperion DeFi © 2026 16 0 5 10 15 20 25 30 Nov '25 Dec '25 Jan '26 HIP - 3 Monthly Volume ($BN) $3.3 $8.1 $23.9 Source: Artemis Through January 31, 2026 2.9x 2.4x HIP - 3 Fueled Growth Hyperliquid’s New “HIP - 3” Markets (Primarily Commodities & Equities) are Experiencing Rapid Month - over - Month Trading Volume Increases

Hyperion DeFi © 2026 17 Our DeFi Operating Businesses Note: All metrics in this “Our DeFi Operating Business” Section are as of January 31, 2026, unless otherwise indicated

Early Mover Advantages Create Unique Opportunities for Compounding Revenue Streams


Received 3M Foundation HYPE Delegation
RETURNS
Hyperliquid Staking Yield
Validator Commissions
Hyperliquid Staking Yield
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Ecosystem Rewards
DeFi Monetization
Yield Enhancement
Validator Commissions
Hyperliquid Staking Yield
Co-Branded Kinetiq Validator
Launched "HiHYPE" Liquid Staking Token
Rysk Yield Vaults
HyperLend On-Chain Credit
CREDØ
HAUS Credo Execution*
HAUS Felix Execution
Native Markets Partnership
HAUS Silhouette Execution
HYPERION DEFI'S RAPIDLY COMPOUNDING DEFI STRATEGY

*Not active as of January 2026

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Hyperion DeFi © 2026
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How HYPD Drives the Institutional Adoption Flywheel



1. Hyperion DeFi stakes and deploys HYPE into the Hyperliquid Ecosystem
2. Clients unlock unique utility on Hyperliquid; Hyperion DeFi earns fees from Clients
   - Reduced Trading Fees (Silhouette)
   - Launch of New "HIP3" Financial Markets (Felix)
   - On-chain credit pool (HyperLend)
   - On-chain yield vaults (Rysk)
   - Enable Native Markets' USDH "Aligned Stablecoin"
3. Client activity promotes broader Hyperliquid adoption
4. Hyperion earns Validator Commissions and Ecosystem Rewards
   - Eligible for KNTQ
   - Eligible for HPL
5. Hyperion DeFi reinvests revenues to purchase more HYPE

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HYPD's Innovative Partnerships Enable Unique Utility on Hyperliquid

		DeFi Operating Activity				
HYPD DeFi Partner	Deal Description	DeFi Yield	Enhanced Liquidity	Trading Fee Savings	Efficient Borrowing	Markets Expansion
Kinetiq	HiHYPE Liquid Staking Token	✓	✓		✓	
Silhouette	HYPE Asset Use Service (HAUS)			✓		
Felix	HAUS / HIP-3 Markets					✓
Native Markets	USDH Aligned Stablecoin			✓		
Kinetiq Markets	kmHYPE / HIP-3 Markets	✓				✓
Rysk	Institutional Vaults	✓	✓			
HyperLend	On-Chain Secured Lending	✓	✓		✓	

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Hyperion DeFi © 2026
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Hyperion DeFi © 2026 21 As of January 31, 2026 Source: hyperliquid.xyz As of January 31, 2026 Hyperion Defi’s Validator Has ~12M HYPE And Is A Top 10 Validator

Hyperion DeFi © 2026 22 Over $1B Volume on HYPD - Enabled Felix Markets since November 2025 Felix Markets include Silver, TSLA, Gold, CRCL, COIN and other assets listed in synthetic perpetual format Source: Hyperzap As of January 31, 2026 Cumulative Trading Volume (RHS) ~$1.2 Billion Daily Trading Volume (LHS) has exceeded >$100 Million Cumulative Unique Traders >5,000

Hyperion DeFi © 2026 23 Frictionless exposure to Hyperliquid’s native token HYPE. Access next - generation Decentralized Finance (DeFi). Bridging public markets and on - chain strategies. More than just HYPE. NASDAQ: HYPD

Hyperion DeFi © 2026 24 Financial Supplement

Hyperion DeFi © 2026 25 HYPD Q4’25 GAAP Non - GAAP Income Summary Note: Adjusted Gross Profit, Operating Expenses Excluding Stock - Based Compensation, Treasury Gains (Losses), Adjusted Other Inco me (Expense), and Adjusted EBITDA are non - GAAP financial measures. See “Footnotes” and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP metric. Q4 2025 Q3 2025 Non - GAAP Income Summary $ 820,997 $ 439,386 Adjusted Gross Profit (1) 3,007,135 4,315,016 Operating Expenses Excluding Stock - Based Compensation (5) (36,783,228) 11,868,872 Treasury Gains (Losses) (6) 48,717 (42,240) Adjusted Other Income (Expense) (7) $ (38,920,649) $ 7,951,003 Adjusted EBITDA (8)

Hyperion DeFi © 2026 26 Description of 2025 Digital Assets Operating Business Lines within Non - GAAP Adjusted Gross Profit (1) *Throughout this document, LST(s) is the abbreviation for “Liquid Staking Token(s)”, including HiHYPE (Hyperion Institutional HY PE), kHYPE (Kinetiq Staked HYPE), and kmHYPE (Kinetiq Market HYPE). Note: Adjusted Gross Profit is non - GAAP financial measure. See “Footnotes” and "Financial Supplement" sections for detailed defi nitions and reconciliations to the nearest GAAP Metric. Description & Financial Presentment Digital Assets Business Activity End - of - day value of the Company’s November 27, 2025 KNTQ Airdrop token receipt is presented as "Realized gains - digital assets" in "Operating (Income) Expenses". Ecosystem Rewards DeFi Monetization partnerships with Credo Cayman, Felix, and Native Markets are presented as either "Revenue" (without any "Cost of Revenue“) or “Interest Income” within “Other Income”. DeFi Monetization Any realized and unrealized gains and losses from Yield Enhancement activities are presented in "Operating (Income) Expenses". Yield Enhancement Validator Commissions are earned in HYPE and expressed as US dollars. Hyperion DeFi's portion of our Validator Commissions is presented as "Revenue" without any "Cost of revenue". Starting December 15, 2025, Validator Commissions owed to Kinetiq and Pier Two are presented as both "Revenue" and "Cost of revenue". Validator Commissions Staking Yield is earned in HYPE and expressed as US dollars. Staking Yield on Hyperion DeFi's HYPE tokens is presented as "Revenue" without any "Cost of revenue", while accrued Staking Yield on our Liquid - Staking Tokens (LSTs*) is included as a Non - GAAP adjustment. Starting December 15, 2025, Staking Yield on third - party delegated HYPE tokens to our Validator are presented as both "Revenue" and "Cost of revenue". Staking Yield

Disaggregated Non-GAAP Adjusted Gross Profit[1]

(Figures in $ thousands)		Q1'25	Q2'25	Q3'25	Q4'25	FY'25
Revenue	Life Sciences Revenue	15	-	-	-	**15**
	HYPE Staking Yield - HYPD Tokens	-	-	281	133	**414**
	HYPE Staking Yield - 3rd Party Tokens*	-	-	-	296	**296**
	Validator Commissions - HYPD Portion	-	-	21	49	**70**
	Validator Commissions - Non-HYPD Portion*	-	-	-	7	**7**
	DeFi Monetization Revenue	-	-	<1	12	**12**
Cost of Revenue	Life Sciences Cost of Revenue	(<1)	-	-	-	**(<1)**
	HYPE Staking Yield Cost of Revenue - 3rd Party Tokens*	-	-	-	(296)	**(296)**
	Validator Commissions Cost of Revenue - Non-HYPD Portion*	-	-	-	(7)	**(7)**
Non-GAAP Adjustments	LST Staking Yield - HYPD Tokens[10]	-	-	59	172	**231**
Operating Income	Yield Enhancement**	-	-	78	79	**158**
	Ecosystem Rewards***	-	-	-	285	**285**
Other Income	DeFi Monetization Interest Income****	-	-	-	91	**91**
Non-GAAP Adjusted Gross Profit[1]		**15**	**-**	**439**	**821**	**1,275**

*Only presented in the Company financials from activity on and after December 15, 2025.
**The subset of realized and unrealized gains and losses derived from activities such as selling covered call options on HYPE tokens.
***The subset of realized gains - digital assets derived from ecosystem reward activity such as the receipt of airdrop KNTQ tokens on November 27, 2025.
****The subset of interest income from digital assets receivables.

Note: Adjusted Gross Profit is non-GAAP financial measure. See "Footnotes" and "Financial Supplement" sections for detailed definitions and reconciliations to the nearest GAAP Metric.

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Hyperion DeFi © 2026 28 Non - GAAP Financial Measures & Reconciliations Reconciliation of Adjusted Gross Profit (1) (unaudited) Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 $ 496,229 $ 302,506 Revenue (303,242) - Subtract: Cost of Revenue 172,463 58,771 Add: Accumulated but unrealized staking yield on LSTs (10) 79,461 78,109 Add: Operating Income from yield enhancement strategies 285,450 - Add: Realized gains – digital assets from ecosystem rewards 90,636 - Add: Interest Income from DeFi Monetization activity $ 820,997 $ 439,386 Adjusted Gross Profit (1)

Hyperion DeFi © 2026 29 As of December 31, 2025 Token Price Token Count Value $ $ 25.43 638,352 $ 16,233,941 HYPE digital assets Add: 25.43 300,725 7,647,740 HYPE digital assets receivable* 21.18 398,277 8,437,277 HiHYPE at carrying value 22.49 505,434 11,369,458 kHYPE at carrying value 22.49 28,888 649,820 kmHYPE at carrying value N.M.** 9,410 3,499,665 Unrealized accretion (dilution) expected upon future LST to HYPE Token Reconversion (11) $ 47,837,901 Gross HYPE Holdings (4) $ 25.43 1,881,086 Gross HYPE Tokens (2) $ 4,912,082 Unrealized accretion (dilution) expected upon LST to HYPE reconversion as of September 30, 2025 $ (1,412,417) In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus September 30, 2025 *Presented gross of $405,331 provision for credit losses and $307,278 unamortized nonrefundable upfront fee. **Throughout this document, N.M. is the abbreviation for "Not Meaningful“. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. Non - GAAP Financial Measures & Reconciliations Q4’25 Reconciliation of Gross HYPE Holdings (4) (unaudited)

Hyperion DeFi © 2026 30 Non - GAAP Financial Measures & Reconciliations Q3’25 Reconciliation of Gross HYPE Holdings (4) (unaudited) *The Company did not hold any LSTs on or prior to June 30, 2025. Therefore, as of September 30, 2025, the in - period change in un realized accretion (dilution) expected upon LST to HYPE Token Reconversion is the same as the absolute figure. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. As of September 30, 2025 Token Price Token Count Value $ $ 45.19 839,889 $ 37,954,590 HYPE digital assets Add: $ 39.74 877,871 34,884,932 HiHYPE at Carrying Value N.M. 2,788 4,912,082 Unrealized accretion (dilution) expected upon future HiHYPE to HYPE Token Reconversion (11) $ 77,751,604 Gross HYPE Holdings (4) $ 45.19 1,720,549 Gross HYPE Tokens (2) $ 4,912,082 In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion versus June 30, 2025*

Hyperion DeFi © 2026 31 For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 Reconciliation of Operating Expense Excluding Stock - Based Compensation (5) Value $ Value $ $ 4,530,542 $ 2,594,130 Selling, general and administrative expense (1,712,361) 1,347,031 Subtract: stock - based compensation expense 188,954 373,855 Add: research and development expense $ 3,007,135 $ 4,315,016 Operating Expense Excluding Stock - Based Compensation (5) Non - GAAP Financial Measures & Reconciliations Reconciliation of Operating Expenses Excluding Stock - Based Compensation (5) (unaudited) & Disaggregated Stock - Based Compensation Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding. For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 Disaggregated Stock - Based Compensation Value $ Value $ $ - $ (2,140,000) Mark - to - market adjustment of vested but undelivered stock - based compensation 997,563 209,648 Amortized expensing of unearned executive milestone awards 714,798 583,321 All remaining stock - based compensation $ 1,712,361 $ (1,347,031) Total Stock - Based Compensation

Hyperion DeFi © 2026 32 For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 Value $ Value $ $ (39,958,264) $ 4,125,685 Net Operating (Expenses) Income Add Back : 188,954 373,855 Research and development expense 4,530,542 2,594,130 Selling, general and administrative expense 405,331 - Provision for credit losses (1,412,417) 4,912,082 In - Period Change in unrealized accretion (dilution) upon LST to HYPE reconversion Subtract : (172,463) (58,771) Accumulated but unrealized staking yield on LSTs (10) (285,450) - Operating Income from airdrops (79,461) (78,109) Operating Income from yield enhancement strategies $ (36,783,228) $ 11,868,872 Treasury Gains (Losses) (6) Non - GAAP Financial Measures & Reconciliations Reconciliation of Treasury Gains (Losses) (6) (unaudited) Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding.

Hyperion DeFi © 2026 33 For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 Value $ Value $ $ (288) $ 2,197,391 Total Other Income (Expense), Net Add Back : 224,799 223,080 Interest Expense - (2,407,154) Reduction in life sciences liabilities (12) (85,158) (55,557) Other non - recurring items (13) (90,636) - Subtract: Interest Income from DeFi Monetization activity $ 48,717 $ (42,240) Adjusted Other Income (Expense) (7) Non - GAAP Financial Measures & Reconciliations Reconciliation of Adjusted Other Income (Expense) (7) (unaudited) Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding.

Hyperion DeFi © 2026 34 For the Three Months Ended December 31, 2025 For the Three Months Ended September 30, 2025 $ (39,765,565) $ 6,625,582 Net Income (Loss) Add back: 1,712,361 (1,347,031) Stock - based compensation 224,799 223,080 Interest expense 405,331 - Provision for credit losses - - Income taxes - - Depreciation and amortization expense* - (2,407,154) Reductions in life sciences liabilities (12) (85,158) (55,557) Other Non - Recurring Items (13) (1,412,417) 4,912,082 Add: In - Period Change in unrealized accretion (dilution) expected upon LST to HYPE reconversion $ (38,920,649) $ 7,951,003 Adjusted EBITDA (8) Non - GAAP Financial Measures & Reconciliations Reconciliation of Adjusted EBITDA (8) (unaudited) *Does not include Amortization of Operating Lease. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding.

Hyperion DeFi © 2026 35 December 31, 2025 September 30, 2025 Value $ Value $ $ 47,837,901 $ 77,751,604 HYPE digital assets, as adjusted to Gross HYPE Holdings (4) 111,406 - Add: KNTQ digital assets 7,245,809 9,085,767 Add: Current Assets (2,701,013) (4,037,092) Subtract: Current Liabilities (8,339,366) (8,254,696) Subtract: Notes Payable * $ 44,154,737 $ 74,545,583 Net Asset Value (9) Non - GAAP Financial Measures & Reconciliations Reconciliation of Net Asset Value (9) (unaudited) *Non - current portion; does not subtract debt discount of $598,691 as of September 30, 2025 or $543,230 as of December 31, 2025. Note: See “Footnotes” section for detailed explanations and definitions. The sum of individual metrics may not always equal t ota l amounts indicated due to rounding.

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Footnotes

1. "Adjusted Gross Profit" is a non-GAAP measure. Adjusted Gross Profit is defined as all in-period gross profit generated by the Company's operations excluding buying digital assets and associated mark-to-market price movements. Such activities include staking yield, validator operations, yield enhancement activity, DeFi monetization partnerships, ecosystem rewards, and life sciences operations. It is reconciled to the GAAP measure "Revenue" by (i) subtracting Cost of Revenue, (ii) adding accumulated but unrealized staking yield on LSTs, (iii) adding the portion of GAAP operating income which was generated from yield enhancement strategies (such as selling covered calls), (iv) adding the portion of GAAP "Realized gains – digital assets" generated from ecosystem rewards such as the receipt of airdrop tokens, and (v) adding the portion of GAAP "Interest Income" generated from digital assets receivables. We believe "Adjusted Gross Profit" is a helpful financial measure to our management and investors as it aims to capture all in-period gross profit generated by our active operational strategies without the impact of (i) the temporary GAAP earnings volatility of HYPE to LST conversion and LST to HYPE reconversion, (ii) dispersed GAAP presentment of our operational strategies across various Statements of Operations sections, or (iii) the impacts of realized or unrealized gains or losses on our digital assets. We believe Adjusted Gross Profit is a critical metric to quantify and compare our core operational activities between periods.
2. The following are unaudited supplemental operating disclosures: Gross HYPE Tokens, the number of HYPE tokens staked at the Kinetiq x Hyperion Validator, Validator Commissions in HYPE, and Staking Yield in HYPE.
3. Calculated as the sum of the in-period Non-GAAP Adjusted Gross Profit components of (a) Validator Commissions plus (b) Staking Yield (such figures being expressed in-period in US Dollars), divided by the sum of (c) Validator Commissions in HYPE plus (d) Staking Yield in HYPE.
4. "Gross HYPE Holdings" is a non-GAAP measure. Gross HYPE Holdings is defined as the gross market value of the Company's HYPE assuming (a) all temporary HYPE token use agreements are exited and (b) all LSTs were converted back to HYPE tokens as of the end of each respective reporting quarter. It is reconciled to the GAAP measure "HYPE digital assets" by adding (i) HYPE digital assets receivable (without subtracting provisions for credit losses or unamortized nonrefundable upfront fees), (ii) HYPE LSTs at carrying value (including without limitation HiHYPE, kHYPE, and kmHYPE) and (iii) the unrealized accretion (dilution) expected upon LST to HYPE reconversion as of the end of each respective reporting quarter. We believe Gross HYPE Holdings is a helpful non-GAAP financial measure to our management and investors because it eliminates the temporary HYPE value impacts caused by our DeFi Monetization token movements as well as the conversion and reconversion between HYPE tokens and LSTs, which (a) causes staking yield on our LSTs not to be recognized in-period in accordance with GAAP and (b) does not recognize upward mark-to-market movements in underlying HYPE tokens given LSTs are carried at the lower of cost basis or impaired value. As such, it provides useful information about our balance sheet, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to understand and compare our operating results across reporting periods.
5. "Operating Expenses Excluding Stock-Based Compensation" is a non-GAAP measure. Operating Expenses Excluding Stock-Based Compensation is defined as the Company's operational expenses in-period excluding treasury value movements and stock-based compensation. It is reconciled to the GAAP measure "Selling, general and administrative expense" by (i) subtracting stock-based compensation expense and (ii) adding Research and development expense. Operating Expenses Excluding Stock-Based Compensation provides a metric of total operating expenditures in-period without the impact of treasury value movement or stock-based compensation, thereby creating a helpful metric for operational expense comparisons between different periods for our management and investors.
6. "Treasury Gains (Losses)" is a non-GAAP measure. Treasury Gains (Losses) is defined as the gross mark-to-market change in the company's digital asset treasury portfolio each period, without accounting for temporary GAAP impacts due to HYPE to LST conversion (or LST to HYPE reconversion) or operating income driven by airdrops or yield enhancement activity. It is reconciled to the GAAP measure "Net Operating Income (Expenses)" by (a) adding (i) Research and development expense, (ii) Selling, general, and administrative expense, (iii) Provision for credit losses, and (iv) the in-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion, and (b) subtracting (i) accumulated but unrealized staking yield on LSTs, (ii) operating income from airdrops, and (iii) operating income from yield enhancement strategies. Following these adjustments, Treasury Gains (Losses) is a singular metric that can present mark-to-market treasury changes in isolation, which we believe is a helpful metric for management and investors given our large digital asset treasury position and the volatile nature of digital assets.
7. "Adjusted Other Income (Expense)" is a non-GAAP measure. Adjusted Other Income (Expense) reflects management's view of recurring activities outside of core operating income and operating expenses. It is reconciled to the GAAP measure "Total Other Income (Expense), Net" by (a) adding back (i) interest expense, (ii) non-recurring gains from reductions in life sciences liabilities, and (iii) other non-recurring items which we do not consider material in nature, and (b) subtracting the portion of GAAP "Interest Income" generated from digital assets receivables. The items added back to Adjusted Other Income (Expense) are excluded because they are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. The item subtracted from Adjusted Other Income (Expense) is already captured in the Non-GAAP metric "Adjusted Gross Profit", as further described in Footnote 1. We believe Adjusted Other Income (Expense) provides a helpful view to management and investors regarding recurring and ongoing income and expense items outside of operating income and operating expenses, presented in a way to compare these elements over time.
8. "Adjusted EBITDA" is a non-GAAP measure. Adjusted EBITDA is meant to reflect management's view of recurring business activities and a more comparable view of the mark-to-market impacts on our digital asset treasury holdings in-period. It is reconciled to the GAAP measure "Net Income (Loss)" by removing (i) stock-based compensation, (ii) interest expense, (iii) provision for credit losses, (iv) income taxes, (v) depreciation and amortization expense (excluding amortization of operating lease), (vi) non-recurring gains from reductions in life sciences liabilities, and (vii) other non-recurring items which we do not consider material in nature; and, it adds the in-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion. The items excluded from our Adjusted EBITDA are excluded because they are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. We add to Adjusted EBITDA the in-period change in unrealized accretion (dilution) expected upon LST to HYPE reconversion to give a more complete picture of mark-to-market impacts on our HYPE holdings, disregarding the temporary impacts of conversion and reconversion between HYPE and LSTs. Adjusted EBITDA is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making purposes. This non-GAAP measure provides investors with additional information in evaluating the Company's operating performance.

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Footnotes (continued)

9. "Net Asset Value" is a non-GAAP measure. Net Asset Value is defined as the market value of our marketable digital assets less net outstanding debt. It is reconciled to the GAAP measure "HYPE digital assets" as adjusted to "Gross HYPE Holdings" (described more fully in Footnote 4) by (i) adding KNTQ digital assets, (ii) adding Current Assets, (iii) subtracting Current Liabilities, and (iv) subtracting Notes Payable (Non-current portion, without subtracting corresponding debt discounts or any unamortized issuance expenses). We believe Net Asset Value is a helpful non-GAAP financial measure to our management and investors because it provides a more complete picture of our net liquid and marketable assets. It does not include Other digital assets which may not be immediately marketable. It does not include other non-current assets or non-current liabilities beyond the aforementioned items. The Company believes Net Asset Value provides useful information about our balance sheet and financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making, and provides an additional tool for investors to use to understand and compare our operating results across accounting periods.
10. Represents in-period accrued staking yield on HYPE LSTs. Staking yield on LSTs is not recognized in-period in accordance with GAAP; instead, LST staking yield may be recognized with an associated realized gain upon future reconversion from LSTs back into HYPE.
11. Represents the estimated future financial implications if all company-owned LSTs were reconverted to HYPE at the end of each respective period. Encapsulates both the temporary GAAP valuation methodology differences between LSTs and HYPE plus the realization of previously accrued but unrecognized staking yield on LSTs.
12. In the three months ended September 30, 2025, Gain on extinguishment of liability and a reduction in accrued liability within other income was $2.2 million and $0.2 million respectively, combined totaling $2.4 million.
13. In the reconciliation of "Total Other Income (Expense), Net" to "Adjusted Other Income (Expense)", as well as in the reconciliation of "Net Income (Loss)" to "Adjusted EBITDA", in the three months ended September 30, 2025, other non-recurring items include gains on sales of equipment, release of reserves held against potential returns of company-sold items, and a one-time realized payment in connection with a terminated LOI. In the three months ended December 31, 2025, other non-recurring items include gains due to valuation differences in the time between contractual and actual delivery dates on certain company-paid expenses denominated in HYPE and in Company equity.
14. Estimated and unaudited figures as of March 23, 2026.

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